Exhibit 99.77(q)(1)

ITEM 77Q1-- Exhibits

(e)(1)	Waiver letter dated May 1, 2017 to the Investment Management Agreement dated November 18, 2014 as amended and restated May 1, 2015 with respect to Voya Growth and Income Portfolio – Filed as an exhibit to Post-Effective Amendment No. 100 to the Registrant’s Form N-1A Registration Statement on April 27, 2017 and incorporated herein by reference.